Exhibit 99.1

Exa Analyst and Investor Day

2015

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OUR MISSION

Enabling better products through simulation driven design

© Exa Corporation. All rights reserved.

© Exa Corporation. All rights reserved.

© Exa Corporation. All rights reserved.

© Exa Corporation. All rights reserved.

© Exa Corporation. All rights reserved.

© Exa Corporation. All rights reserved.

© Exa Corporation. All rights reserved.

© Exa Corporation. All rights reserved.

© Exa Corporation. All rights reserved.

© Exa Corporation. All rights reserved.

Simulate, optimize and move to production with confidence

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Agenda

12:30 1:30 Registration, Lunch, Product Demonstrations

1:30 2:20 Welcome and Market Opportunity, Steve Remondi, CEO

Company Mission and Execution

Addressable Market Opportunity

Exa Deployment and Penetration

2:20 2:40 Customer Perspective: Jaguar Land Rover

Mark Stanton, JLR Director of Vehicle Engineering (via video)

Jean-Paul Roux, Exa SVP European Operations

2:40 3:00 Product Strategy Customer Alignment, Steve Remondi, CEO

Applications and Automation

Cloud Enabling Quick Adoption and Collaboration

3:00 3:30 Break

3:30 4:15 Financial Update, Rick Gilbody, CFO

The Path to Profitability and Continued Revenue Growth

Guidance FY 16 and FY 17

Target Model

4:15 5:00 Q & A

13 © Exa Corporation. All rights reserved.

Safe Harbor Statement

Today’s presentation includes forward-looking statements intended to qualify for the Safe Harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements, including statements regarding our financial expectations, demand for our solutions and growth in our markets, are subject to risks, uncertainties and other factors that could cause actual results to differ materially from those suggested by our forward-looking statements. These factors include, but are not limited to, the risk factors described in our Annual Report on Form 10-K for the year ended January 31, 2015, as filed with the SEC on March 24, 2015. Forward-looking information in this presentation represents our outlook as of today, and we do not undertake any obligation to update these forward-looking statements.

During today’s presentation we may refer to our Adjusted EBITDA and non-GAAP operating income. These are non-GAAP financial measures that have been adjusted for certain non-cash and other items, and that is not computed in accordance with generally accepted accounting principles. The GAAP measure most comparable to Adjusted EBITDA is our net income (loss). The GAAP measure most comparable to non-GAAP operating income is operating income (loss). A reconciliation of these non-GAAP measures to their most comparable GAAP measures is included in the Appendix of this presentation.

We will also refer to revenue and total operating expenses on a constant currency basis (as well as measures derived from revenue and total operating expenses on a constant currency basis), which we define as GAAP revenue or operating expenses, adjusted to reverse the impact of changes in the exchange rates of the principal currencies in which our international operations generated revenue and incurred expenses. We calculate revenue and total expenses on a constant currency basis by converting revenue or operating expenses that were generated in foreign currencies to United States dollars at assumed exchange rates equal to the exchange rates in effect for such currencies during the corresponding period of the previous year, rather than the exchange rates actually in effect during the fiscal year of the period in question.

14 © Exa Corporation. All rights reserved.

Agenda

12:30 1:30 Registration, Lunch, Product Demonstrations

2:20 2:40 Customer Perspective: Jaguar Land Rover

Mark Stanton, JLR Director of Vehicle Engineering (via video)

Jean-Paul Roux, Exa SVP European Operations

2:40 3:00 Product Strategy Customer Alignment, Steve Remondi, CEO

Applications and Automation

Cloud Enabling Quick Adoption and Collaboration

3:00 3:30 Break

3:30 4:15 Financial Update, Rick Gilbody, CFO

The Path to Profitability and Continued Revenue Growth

Guidance FY 16 and FY 17

Target Model

4:15 5:00 Q & A

15 © Exa Corporation. All rights reserved.

Key Messages

Large addressable market … Proven technology and

only fractionally penetrated solutions

Strong and consistent Path to profitability and

execution continued top line growth

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Who We Are

$61M in Revenue, 16% cc TTM growth, strong cash position

Founded in 1991, IPO in 2012 on NASDAQ

Top-tier Global Customers, 150+, 14 of top 15 passenger vehicle manufacturers

HQ in Massachusetts, global footprint with

300+ employees worldwide

Deep IP and human capital with 10 Patents,

20 Patents Pending, 14 Trademarks

17 © Exa Corporation. All rights reserved.

What We Deliver

Proprietary, Market Leading Simulation Technology

Tangible, Immediate Value Proposition

Vertical Applications in Ground Transportation and Aerospace

Highly-Visible, Consumption-Based Licensing Model

Consistent Revenue Growth, Accelerating Margins

18 © Exa Corporation. All rights reserved.

Global Customer Base

Passenger Vehicle Truck & Off-Highway Supplier/Other

Aerospace

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Key Messages

Large addressable market … Proven technology and

only fractionally penetrated solutions

Macro Market Trends Addressable Market Deployment Status

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Global CO2 Emissions

25 to 30% of Global CO2 Sources by GT & A/S Markets

~14% Transportation

~12% Agriculture (cultivation) ~4% Industry (construction)

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Performance and Market Demands

Model proliferation

1998

Design & Engineering

2013

“Light Duty Automotive Technology, Carbon Dioxide Emissions, and Fuel Economy Trends: 1975 Through 2014”, EPA

Designing cars

Regulatory requirements customers

fuel economy/ want to drive

CO2 emissions

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Market Trends: Efficiency Trends

“Light Duty Automotive Technology, Carbon Dioxide Emissions, and Fuel Economy Trends: 1975 Through 2014”, EPA

“The Automobile Industry Pocket Guide, 2015 2016”, ACEA

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Market Trends: US Auto Sales

Old Breakeven Level

New Breakeven Level

24 © Exa Corporation. All rights reserved.

Market Trends: EU Auto Sales

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25

Market Trends: EU Auto Sales

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Ground Transportation Market Segments

Passenger Car

Highway Truck

Off-Highway Truck

Motorsports

Suppliers

Defense

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GT Market Sizing Summary

Estimate TAM by GT Segment

Passenger Cars OEMs Highway Truck OEMs

Off-HW Truck OEMs GT Suppliers

Race Teams Military OEMs

Classify Each Segment into Tiers

Based on volume or revenue or niche

Build Revenue Opportunity/Segment/Tier

Based on deploying 1 of 5 application areas

Not all applications apply to all segments

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Market Sizing Passenger Car

2014 Data: 85M Vehicles, $2.5T

Tier I: ~10M Vehicles

3 OEMs

Tier II: 4M to 9M

5 OEMs

Tier III: 2M to 4M

4 OEMs

Tier IV: 1M to 2M

6 OEMs

Tier V: 0.5M to 1M

8 OEMs

Tier VI: 0 to 0.5M

7 OEMs

All 5 Major Application Areas

Aerodynamics, Thermal, Acoustics, Climate Control, Powertrain

Exa Engagement

~80% are customers, 75% of which are license customers

$250 to $300M Segment Revenue Opportunity

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GT Spending

4.6% CAGR

Global Passenger Car

~$100B/yr on R&D

~4% of Revenue

~$50B/yr on Warranty

~2% of Revenue

~$1,000B/yr on Parts

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Value Propositions

Reduce Engineering Costs

Prototypes & mockups ($3B)

Testing sessions

Develop first vehicle right & on time

No extension beyond planned schedule (15 to 25% over-runs)

Avoid Late-Stage Problem Discovery

Tooling modifications after tooling release

Additional parts costs

Premium materials, heat shields, batteries, spoilers, underbody panels

Reduce prototype fleet for real-world testing

Improve Post-Launch Economics

Reduce warranty costs

Improve quality scores and market share

1% Point of US market = $4B in revenue and $1B in gross margin

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GT Spending

Automaker’s Typical Test Plan

2013 Vehicle Release

Wind Tunnel Testing Drive Cycle Testing

North America

1 location 6 continents,

5 proving grounds

1 prototype 170 prototypes Europe Australia

400 hours 22 months South

1,000,000 miles America

Asia

Source: OEM press releases

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Opportunities for Improved Products
Achieve More Aggressive Targets

- *Aerodynamic Drag*
  - *Reduce CO_2 and NO_x emissions*
  - *Increase driving range*
- *Noise*
  - *Reduce wind noise (upper & underbody)*
    - Less acoustics insulation material, saving cost & weight
    - Improve quality ratings (e.g. J.D. Power)
  - *Reduce HVAC & fan noise*
    - Premium feeling
- *Efficiently Manage Heat*
  - *Fewer heat shields*
  - *Reduced premium materials & components*
    - *Save cost & weight*

Exa

33
© Exa Corporation. All rights reserved.

Market Sizing Highway Truck

2013 Data: 2.8M Vehicles, $230B

Tier I > 200K

1 OEM

Tier II 125K to 200K

11 OEMs

Tier IV < 75K

6 OEMs

Tier V: Trailers

4 OEMs

Tier VI: Devices

6 Suppliers

Tier III 75K to 125K

6 OEMs

All 5 Major Application Areas

Aerodynamics, Thermal, Acoustics, Climate Control, Powertrain

Exa Coverage

~40% are customers, ~50% of which are ExaCLOUD customers

$50 to $100M Segment Revenue Opportunity

34 © Exa Corporation. All rights reserved.

Market Sizing Off-Highway Truck

Construction

Tier I Tier IV Agriculture

4 OEMs 15 OEMs Mining

Tier II Tier V Forestry

Mobile Power

9 OEMs 40 OEMs Vocational

Tier III Specialty

9 OEMs

3 of 5 Major Application Areas

Thermal, Acoustics, Climate Control

Exa Coverage

~35% are customers, most are ExaCLOUD customers

$80 to $120M Segment Revenue Opportunity

35 © Exa Corporation. All rights reserved.

Market Sizing Suppliers

Tier I > $25B

3 Suppliers

Tier II $10B to $25B

10 Suppliers

Tier III < $10B

4 Suppliers

Tier IV—Tires

6 Suppliers

Tier V—Components

25 Suppliers

Tier VI—Trains

10 OEMs

Tier VII Mcycles/RVs

5 OEMs

3 of 5 Major Application Areas

Thermal, Acoustics, Climate Control (+ Aero for Tires, Trains, & M/C)

Exa Coverage

~25% of Suppliers & 60% of Train OEMs are customers

$60 to $100M Segment Revenue Opportunity

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36

Market Sizing Summary

$500 to $700M GT Revenue Opportunity

Defense

Motorsport

Passenger

Supplier Car

Off-Highway

Truck

Highway

Truck

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Why Customers Partner With Exa

Highest Degree of Simulation Accuracy

Faster Turnaround Time

Deep Domain Expertise

Return on Investment

Robustness Deployability

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Deployment Tracking

Per Customer Per Application

Deployment Evaluation Scale

Not applicable -1

No opportunity this FY 0

Opportunity this FY 1

POC agreed with the customer 2

POC succesfully completed 3

Succesful project/validation completed 4

Project customer 5

Inhouse occasional use 6

Inhouse systematic use 7 License

Inhouse use on all programs 8 Rev.

Inhouse use on all programs, all design p 9

Saturated 10

41 © Exa Corporation. All rights reserved.

Deployment Chart - Passenger Car OEMs

Aero Efficiency

Vehicle Handling Aerodynamics

Driving Dynamics Panel Deformation Soiling/ Water

Greenhouse Wind Noise

Underbody Noise Deployment

Gap/Seal Noise Aeroacoustics

Component Noise

Sunroof/ Window

Pass-By/ Community Chart Cooling Fan Noise HVAC System/ Blower Noise

Cabin Comfort Climate

Defrost/ Demist Control HVAC System Performance

Cooling Airflow Passenger

Drive Cycle Simulation Car Intake Port Simulation Thermal

Brake Cooling Management

Thermal Protection OEMs Key-Off/ Soak

Electronics/ Battery Cooling

Drivetrain Cooling

Exhaust Systems Powertrain Cooling Jacket

Engine Block

OEM 1 OEM 2 OEM 3 OEM 4 OEM 5 OEM 6 OEM 7 OEM 8 OEM 9 OEM 10 OEM 11 OEM 12 OEM 13 OEM 14 OEM 15 OEM 16 OEM 17 OEM 18 OEM 20 OEM 21 OEM 22 OEM 23 OEM 24 OEM 25 OEM 26 OEM 27 OEM 28 OEM 29 OEM 30

-1 0 1 2 3 4 5 6 7 8 9 10

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42

Deployment Chart – Passenger Car OEMs

	Aerodynamics					Aeroacoustics							
	Aero Efficiency	Vehicle Handling	Driving Dynamics	Panel Deformation	Soiling/ Water	Greenhouse Wind Noise	Underbody Noise	Gap/Seal Noise	Component Noise	Sunroof/ Window	Pass-By/ Community	Cooling Fan Noise	HVAC System/ Blower Noise
	0	0	0	0	0	0	0	0	0	0	0	0	0
OEM 1	0	0	0	0	0	0	0	0	0	0	0	0	0
OEM 2	8	7	4	6	6	6	2	0	0	0	0	0	1
OEM 3	0	0	0	0	0	0	0	0	0	0	0	0	0
OEM 4	8	7	3	3	7	7	6	4	1	6	1	1	7
OEM 5	0	0	0	0	0	5	0	0	0	0	0	0	2
OEM 6	8	8	0	0	1	1	1	1	0	5	0	1	3
OEM 7	8	2	0	6	1	5	1	0	0	1	0	0	1
OEM 8	9	7	0	7	6	6	3	0	0	0	0	0	6
OEM 9	9	7	1	6	6	8	6	0	4	4	0	1	6
OEM 10	3	0	0	0	3	3	0	0	0	4	2	0	2
OEM 11	7	0	3	6	6	7	1	0	0	3	0	0	0
OEM 12	8	7	0	6	2	7	0	0	1	6	0	0	0
OEM 13	8	5	0	5	1	1	0	0	0	0	0	0	0
OEM 14	6	6	0	1	1	6	0	0	1	6	0	0	1
OEM 15	9	6	0	1	1	8	0	0	0	8	0	0	1
OEM 16	1	0	0	0	0	0	0	0	0	0	0	0	0
OEM 17	1	0	0	0	0	0	0	0	0	0	0	0	0
OEM 18	3	3	0	0	0	3	3	0	0	0	0	0	3
OEM 20	7	6	3	6	6	7	1	1	0	2	0	0	0
OEM 21	3	1	1	0	0	3	3	0	0	0	0	0	0
OEM 22	8	6	0	6	7	0	0	0	0	0	0	0	1
OEM 23	8	7	1	6	4	7	4	3	4	7	2	5	6
OEM 24	5	0	0	0	0	5	0	0	0	0	0	0	0
OEM 25	5	0	0	0	0	0	0	0	0	0	0	0	0
OEM 26	6	0	0	0	0	0	0	0	0	0	0	2	0
OEM 27	0	0	0	0	0	3	0	0	0	0	0	0	0
OEM 28	0	0	0	0	0	4	4	0	0	4	0	0	0
OEM 29	8	0	0	0	0	0	0	0	0	6	0	0	0
OEM 30	8	0	0	0	0	6	0	0	0	6	0	0	0

	Climate Control			Thermal Management							Powertrain			
	Cabin Comfort	Defrost/ Demist	HVAC System Performance	Cooling Airflow	Drive Cycle Simulation	Intake Port Simulation	Brake Cooling	Thermal Protection	Key-Off/ Soak	Electronics/ Battery Cooling	Drivetrain Cooling	Exhaust Systems	Cooling Jacket	Engine Block
	0	0	0	0	0	0	0	0	0	0	0	0	0	0
OEM 1	2	1	0	1	0	0	0	3	3	0	0	0	0	0
OEM 2	0	0	0	6	0	0	0	1	1	0	0	0	0	0
OEM 3	0	0	0	0	0	0	0	0	0	0	0	0	0	0
OEM 4	3	0	0	2	2	0	3	2	2	1	0	0	0	0
OEM 5	1	0	1	0	0	0	0	0	0	0	0	0	0	0
OEM 6	2	0	5	9	1	1	8	8	5	2	6	0	0	0
OEM 7	1	1	1	2	1	1	6	1	1	1	0	0	0	0
OEM 8	7	7	4	7	3	6	7	4	3	0	6	5	0	0
OEM 9	0	0	4	9	6	6	8	8	3	6	7	0	0	0
OEM 10	2	0	0	0	0	0	0	0	0	0	0	0	0	0
OEM 11	1	0	0	4	0	0	3	4	4	0	0	0	0	0
OEM 12	0	0	0	0	0	0	1	0	0	0	0	0	0	0
OEM 13	0	0	0	5	0	5	3	5	5	0	0	0	0	0
OEM 14	0	0	0	5	1	1	3	0	0	1	0	0	0	0
OEM 15	1	1	1	1	1	0	1	1	1	1	0	0	0	0
OEM 16	0	0	0	0	0	0	0	0	0	0	0	0	0	0
OEM 17	0	0	0	0	0	0	0	0	0	0	0	0	0	0
OEM 18	7	1	0	3	0	0	7	3	3	2	0	3	0	3
OEM 20	0	0	0	0	0	0	3	0	0	0	0	0	0	0
OEM 21	0	0	0	0	0	0	0	0	0	0	0	0	0	0
OEM 22	1	1	1	8	4	6	8	7	3	1	0	1	0	0
OEM 23	0	0	0	5	0	5	6	5	2	0	0	0	0	0
OEM 24	0	0	0	0	0	0	0	0	0	0	0	0	0	0
OEM 25	0	0	0	0	0	0	0	0	0	0	0	0	0	0
OEM 26	0	0	0	0	0	0	2	0	0	0	0	0	0	0
OEM 27	0	0	0	0	0	0	0	0	0	0	0	0	0	0
OEM 28	0	0	0	0	0	0	0	0	0	0	0	0	0	0
OEM 29	0	0	0	3	0	0	0	3	0	0	0	0	0	0
OEM 30	0	6	0	0	0	0	0	0	0	0	0	0	0	0

-1	0	1	2	3	4	5	6	7	8	9	10

43
© Exa Corporation. All rights reserved.

Deployment Chart – Highway Truck OEMs

	Aerodynamics					Aeroacoustics								Climate Control			Thermal Management							Powertrain			
	Aero Efficiency	Vehicle Handling	Driving Dynamics	Panel Deformation	Soiling/ Water	Greenhouse Wind Noise	Underbody Noise	Gap/Seal Noise	Component Noise	Sunroof/ Window	Pass-By/ Community	Cooling Fan Noise	HVAC System/ Blower Noise	Cabin Comfort	Defrost/ Demist	HVAC System Performance	Cooling Airflow	Drive Cycle Simulation	Intake Port Simulation	Brake Cooling	Thermal Protection	Key-Off/ Soak	Electronics/ Battery Cooling	Drivetrain Cooling	Exhaust Systems	Cooling Jacket	Engine Block
	0	(	(	(	(	0	0	(	0	(	(	0	0	0	(	0	0	0	(	0	0	0	0	0	0	(	0
OEM 1	4	0	0	0	1	0	0	0	0	0	0	0	0	1	0	1	4	0	0	0	1	1	0	0	0	0	0
OEM 2	0	0	0	0	0	3	1	0	1	1	0	0	2	0	0	2	0	0	0	0	0	0	0	0	0	0	0
OEM 3	9	-1	0	3	6	3	0	0	0	3	1	3	2	5	3	3	7	2	0	3	6	0	6	0	6	0	0
OEM 4	9	0	0	0	8	6	0	0	0	3	0	1	1	1	1	0	5	2	0	0	5	0	0	0	0	0	0
OEM 5	1	0	0	0	1	1	0	0	0	1	0	0	0	1	0	0	3	0	0	0	0	0	0	0	0	0	0
OEM 6	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
OEM 7	0	-1	-1	0	0	1	0	0	0	0	0	1	1	0	0	0	0	0	0	0	0	0	0	0	0	0	0
OEM 8	8	-1	-1	6	6	5	0	0	0	0	0	1	1	1	1	4	6	2	4	0	5	1	1	0	5	0	0
OEM 9	6	-1	-1	1	2	5	0	0	0	0	0	3	0	1	1	1	4	1	1	0	4	1	1	0	0	0	0
OEM 9	8	-1	-1	6	6	5	0	0	0	0	0	1	1	4	4	4	6	2	1	1	6	1	1	0	0	0	0
OEM 10	8	-1	-1	4	4	4	0	0	0	0	0	3	1	1	1	1	8	2	5	0	8	4	0	0	8	0	0
OEM 11	3	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
OEM 12	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	3	0	0	0	0	0	0	0	0	0	0
OEM 13	3	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
OEM 14	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	3	0	0	0	0	0	0	0	0	0	0
OEM 15	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
OEM 16	1	0	0	0	0	1	0	0	0	1	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
OEM 17	8	0	0	0	6	6	0	0	0	0	0	0	0	1	0	0	1	0	0	1	1	0	0	0	0	0	0
OEM 18	3	3	0	0	3	0	0	0	0	0	0	0	0	3	0	0	5	0	0	3	0	0	0	0	0	0	0
OEM 19	6	0	0	0	0	0	0	0	0	0	0	1	0	5	0	0	5	0	0	0	5	0	0	0	0	0	0
OEM 20	4	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0

-1	0	1	2	3	4	5	6	7	8	9	10

44
© Exa Corporation. All rights reserved.

Deployment Chart – Off-Highway OEMs

	Aerodynamics					Aeroacoustics							
	Aero Efficiency	Vehicle Handling	Driving Dynamics	Panel Deformation	Soiling/ Water	Greenhouse Wind Noise	Underbody Noise	Gap/Seal Noise	Component Noise	Sunroof/ Window	Pass-By/ Community	Cooling Fan Noise	HVAC System/ Blower Noise
	0	(	(	(	(	0	0	(	0	(	(	0	0
OEM 1	3	0	0	4	0	4	0	0	0	0	3	0	0
OEM 2	-1	-1	-1	-1	0	-1	-1	-1	0	-1	0	6	0
OEM 3	-1	-1	-1	-1	0	-1	-1	-1	0	-1	0	5	0
OEM 4	-1	-1	-1	-1	0	-1	-1	-1	0	-1	0	1	0
OEM 5	-1	-1	-1	-1	0	-1	-1	-1	0	-1	0	3	0
OEM 6	-1	-1	-1	-1	0	-1	-1	-1	0	-1	0	3	0
OEM 7	-1	-1	-1	-1	3	-1	-1	-1	0	-1	0	4	0
OEM 8	-1	-1	-1	-1	1	-1	-1	-1	0	-1	0	0	1
OEM 9	-1	-1	-1	-1	3	-1	-1	-1	0	-1	0	5	0
OEM 10	-1	-1	-1	-1	0	-1	-1	-1	0	-1	0	0	0
OEM 11	-1	-1	-1	-1	0	-1	-1	-1	0	-1	0	5	5
OEM 12	-1	-1	-1	-1	0	-1	-1	-1	0	-1	0	1	0
OEM 13	-1	-1	-1	-1	0	0	0	0	0	0	0	5	0
OEM 14	-1	-1	-1	-1	0	-1	-1	-1	0	-1	0	4	4
OEM 15	5	5	0	1	1	5	1	1	0	0	5	1	5
OEM 16	-1	-1	-1	-1	-1	-1	-1	-1	0	-1	0	0	0
OEM 17	-1	-1	-1	-1	4	-1	-1	-1	0	-1	0	1	1
OEM 18	-1	-1	-1	-1	0	-1	-1	-1	0	-1	0	3	4
OEM 19	-1	-1	-1	-1	0	-1	-1	-1	0	-1	0	3	0
OEM 20	3	1	0	0	0	0	0	0	0	0	0	0	0
OEM 21	5	5	-1	-1	3	0	1	-1	0	-1	5	0	0
OEM 22	0	-1	-1	-1	0	0	0	-1	0	-1	3	0	0
OEM 23	3	-1	-1	-1	0	0	3	-1	0	-1	4	0	3
OEM 24	0	-1	-1	-1	0	0	0	-1	0	-1	0	0	0
OEM 25	-1	-1	-1	-1	-1	-1	-1	-1	0	-1	0	5	0

	Climate Control			Thermal Management							Powertrain			
	Cabin Comfort	Defrost/ Demist	HVAC System Performance	Cooling Airflow	Drive Cycle Simulation	Intake Port Simulation	Brake Cooling	Thermal Protection	Key-Off/ Soak	Electronics/ Battery Cooling	Drivetrain Cooling	Exhaust Systems	Cooling Jacket	Engine Block
	0	(	0	0	0	(	0	0	0	0	0	0	(	0
OEM 1	0	0	0	1	-1	0	0	1	0	0	0	4	0	0
OEM 2	6	0	0	7	0	0	-1	7	2	0	0	0	0	0
OEM 3	3	0	0	5	0	0	-1	1	1	0	0	0	0	0
OEM 4	0	0	0	6	0	0	-1	6	6	0	0	0	0	0
OEM 5	0	0	0	3	0	0	-1	0	0	0	0	0	0	0
OEM 6	0	0	0	0	0	0	-1	0	0	0	0	0	0	0
OEM 7	0	0	0	5	0	0	-1	4	4	0	0	0	0	0
OEM 8	0	0	0	1	0	0	-1	1	1	0	0	0	0	0
OEM 9	0	0	0	4	0	0	-1	0	0	0	0	0	0	0
OEM 10	0	0	0	5	0	0	0	5	2	0	0	5	0	0
OEM 11	0	0	0	0	0	0	0	0	0	0	0	0	0	0
OEM 12	0	0	0	5	0	0	-1	0	0	0	0	0	0	0
OEM 13	0	0	0	4	0	0	0	0	0	0	0	0	0	0
OEM 14	5	3	0	5	0	4	-1	5	1	3	0	1	0	0
OEM 15	1	1	1	1	1	1	0	1	1	1	0	0	0	0
OEM 16	0	0	0	1	0	0	0	0	0	0	0	0	0	0
OEM 17	0	0	0	5	0	0	-1	5	0	0	0	0	0	0
OEM 18	3	0	0	0	0	0	-1	0	0	0	0	0	0	0
OEM 19	1	0	0	4	0	0	-1	4	0	0	0	0	0	0
OEM 20	0	0	0	0	0	0	0	0	0	0	0	0	0	0
OEM 21	4	-1	0	0	-1	-1	0	0	0	0	-1	-1	-1	-1
OEM 22	0	-1	0	0	-1	-1	0	0	0	0	-1	-1	-1	-1
OEM 23	0	-1	0	0	-1	-1	0	0	0	0	-1	-1	-1	-1
OEM 24	0	-1	0	0	-1	-1	0	0	0	0	-1	-1	-1	-1
OEM 25	0	0	0	0	0	0	0	0	0	0	0	0	0	0

-1	0	1	2	3	4	5	6	7	8	9	10

45
© Exa Corporation. All rights reserved.

Key Messages

Large addressable market … Proven technology and

only fractionally penetrated solutions

Strong and consistent Path to profitability and

execution continued top line growth

© Exa Corporation. All rights reserved.

Agenda

12:30 1:30 Registration, Lunch, Product Demonstrations

1:30 2:20 Welcome and Market Opportunity, Steve Remondi, CEO

Company Mission and Execution

Addressable Market Opportunity

Exa Deployment and Penetration

2:40 3:00 Product Strategy Customer Alignment, Steve Remondi, CEO

Applications and Automation

Cloud Enabling Quick Adoption and Collaboration

3:00 3:30 Break

3:30 4:15 Financial Update, Rick Gilbody, CFO

The Path to Profitability and Continued Revenue Growth

Guidance FY 16 and FY 17

Target Model

4:15 5:00

Q & A

47 © Exa Corporation. All rights reserved.

AUDIO ONLY: Jaguar Land Rover Video in Progress

Agenda

12:30 1:30 Registration, Lunch, Product Demonstrations

1:30 2:20 Welcome and Market Opportunity, Steve Remondi, CEO

Company Mission and Execution

Addressable Market Opportunity

Exa Deployment and Penetration

2:20 2:40 Customer Perspective: Jaguar Land Rover

Mark Stanton, JLR Director of Vehicle Engineering (via video)

Jean-Paul Roux, Exa SVP European Operations

3:00 3:30 Break

3:30 4:15 Financial Update, Rick Gilbody, CFO

The Path to Profitability and Continued Revenue Growth

Guidance FY 16 and FY 17

Target Model

4:15 5:00

Q & A

51 © Exa Corporation. All rights reserved.

Product Strategy

- Retain & Extend Core Physics Leadership
  - *Accuracy*
  - *New physics for transportation applications*
- Complete & Enhance Application Suite
  - *Aerodynamics, soiling, & water management*
  - *Thermal management, climate control*
  - *Aeroacoustics*
- Provide A Highly Efficient Process
  - *Optimization*
  - *Automation*
  - *Digital vehicle simulation platform*
- Enable Engineering To Impact Design
  - *Complete, rapid understanding of results*
  - *Design studies & optimization solutions*
  - *Tools for effective collaboration*
- Leverage Into New Markets
  - *Aerospace, oil and gas*


PowerFLOW
Climate Control
Thermal Management
Powertrain
Aerodynamics
Aeroacoustics


SIMULATION PREPARATION
PowerDELTA
PowerCASE
SIMULATION
PowerCOOL
PowerFLOW
PowerTHERM
RESULTS ANALYSIS
PowerACOUSTICS
PowerVIZ
PowerINSIGHT
PowerREALITY
PowerEXPORT

52
© Exa Corporation. All rights reserved.

ExaCLOUD

Start:

No upfront investment in HW & SW

Scale:

Access to world class HPC

Secure:

Level 3+ data center & encryption

Solve:

Focus on solving challenges

Share:

Enables frictionless collaboration

53 © Exa Corporation. All rights reserved.

AUDIO ONLY: ExaCLOUD Video in Progress

© Exa Corporation. All rights reserved.

AUDIO ONLY: PowerINSIGHT Video in Progress

© Exa Corporation. All rights reserved.

Exa Learning Center

Full Access to Cloud Training

Self-paced video modules

Courses Cover

Applications

Fundamentals

Products

Status

44 Course online

980 Users

1380 User-sessions/mo.

58 © Exa Corporation. All rights reserved.

Agenda

12:30 1:30 Registration, Lunch, Product Demonstrations

1:30 2:20 Welcome and Market Opportunity, Steve Remondi, CEO

Company Mission and Execution

Addressable Market Opportunity

Exa Deployment and Penetration

2:20 2:40 Customer Perspective: Jaguar Land Rover

Mark Stanton, JLR Director of Vehicle Engineering (via video)

Jean-Paul Roux, Exa SVP European Operations

2:40 3:00 Product Strategy Customer Alignment, Steve Remondi, CEO

Applications and Automation

Cloud Enabling Quick Adoption and Collaboration

3:30 4:15

Financial Update, Rick Gilbody, CFO

The Path to Profitability and Continued Revenue Growth

Guidance FY 16 and FY 17

Target Model

4:15 5:00

Q & A

Agenda

12:30 1:30 Registration, Lunch, Product Demonstrations

1:30 2:20 Welcome and Market Opportunity, Steve Remondi, CEO

Company Mission and Execution

Addressable Market Opportunity

Exa Deployment and Penetration

2:20 2:40 Customer Perspective: Jaguar Land Rover

Mark Stanton, JLR Director of Vehicle Engineering (via video)

Jean-Paul Roux, Exa SVP European Operations

2:40 3:00 Product Strategy Customer Alignment, Steve Remondi, CEO

Applications and Automation

Cloud Enabling Quick Adoption and Collaboration

3:00 3:30

Break

4:15 5:00

Q & A

60 © Exa Corporation. All rights reserved.

Key Messages

Strong and consistent Path to profitability and

execution continued top line growth

© Exa Corporation. All rights reserved.

Key Financial Highlights

Strong, consistent revenue growth over 10 years

Trailing 12 month revenue growth 16% cc

Recurring, predictable, consumption license business model

Strong balance sheet, no debt

Balancing growth and investment, organically funding, cash neutral

Attractive long-term model, improving margins through revenue mix, deployment and scale

Q3 Year-to-Date FY 2016

Note: Revenue, Operating expense and Adjusted EBITDA on a constant currency basis is a non-GAAP financial measure that we define as GAAP revenue, operating expense and Adjusted EBITDA, adjusted to reverse the impact of changes in the average exchange rates of currencies in which our international businesses operate.

63 © Exa Corporation. All rights reserved.

Exa Revenue Profile

License Revenue

Highly recurring and visible

On-premise and cloud consumption based license models

Expansion through installed base deployment and new customer acquisition

Ratable revenue recognition

Project Revenue

Fixed fee, on-site and T&M

Customer enablement and application validation

License expansion

Consulting services

© Exa Corporation. All rights reserved.

Recurring Revenue Visibility

< 20 % of Next Year Revenue from New Licenses and Projects

New & Renewal Licenses

at 2/1

Renewals by 4/30

100%

90%

81% Recurring Projects *

60% 72%

New Licenses

New Projects *

0% 50% 100%

% of Next Fiscal Year Revenue Expectation

Based on FY15 Data, * estimated split

65 © Exa Corporation. All rights reserved.

Investing In Growth

~$12M incremental investment in customer facing resources, product enhancement and market development over the past 30 months

Core product functionality extension

ExaCloud platform

Expansion of core markets

Passenger vehicle applications

Heavy vehicle highway and off-highway

Non- transportation machinery

Extension into new vertical markets

Aerospace

Oil & Gas

66 © Exa Corporation. All rights reserved.

History of Managed Performance

Adjusted EBITDA Adjusted EBITDA Margin

FYE Jan 31 (in millions) FYE Jan 31

Investment

Note: Please see Appendix for detailed definition and reconciliation of Adjusted EBITDA to the comparable GAAP financial measure of net income (loss). We define EBITDA as net income (loss), excluding depreciation and amortization, interest expense, loss on extinguishment of debt, other income (expense), foreign exchange gain (loss) and provision for income taxes. We define Adjusted EBITDA as EBITDA, excluding non-cash share-based compensation expense.

67 © Exa Corporation. All rights reserved.

Focused Investment To Drive Revenue Growth

Project Cost (COGS) % Revenue R&D % Revenue

38.8%

30.8% 30.7%

35.5%

29.4% 34.2%

33.4%

28.8%

FY 13 FY 14 FY 15 FY 16 YTD FY 13 FY 14 FY 15 FY 16 YTD

68 © Exa Corporation. All rights reserved.

Investments Driving License Revenue Growth

(constant currency)

License Revenue Growth

16%

14%

11%

9%

FY 13 FY 14 FY 15 FY 16 YTD

Note: Revenue on a constant currency basis is a non-GAAP financial measure that we define as GAAP revenue, adjusted to reverse the impact of changes in the average exchange rates of currencies in which our international operations generate revenue and incur.

69 © Exa Corporation. All rights reserved.

TTM Total Growth

(constant currency)

15 20% Constant Currency Growth Range

17% 17%

16%

15%

15%

15%

13%

Q1 FY15 Q2 FY15 Q3 FY15 Q4 FY15 Q1 FY16 Q2 FY16 Q3 FY16

© Exa Corporation. All rights reserved.

License and Project Revenue Trend

(constant currency)

Revenue Growth License Growth Project Growth

30

25

Growth 20

CC

% 15

10

5

FY 13 FY 14 FY 15 FY 16 YTD

71 © Exa Corporation. All rights reserved.

License and Project Revenue Trend

(constant currency)

Revenue Growth License Growth Project Growth

30

25

Growth 20

CC

% 15

10

5

FY 13 FY 14 FY 15 FY 16 YTD

72 © Exa Corporation. All rights reserved.

License and Project Revenue Trend

(constant currency)

Revenue Growth License Growth Project Growth

30

25

15 20%

CC Target Zone

Growth 20

CC

% 15

10

5

FY 13 FY 14 FY 15 FY 16 YTD

73 © Exa Corporation. All rights reserved.

License and Project Revenue Trend

(constant currency)

Revenue Growth License Growth Project Growth

30

25

Growth 20

CC

% 15

10

Target Model

5

FY 13 FY 14 FY 15 FY 16 YTD

74 © Exa Corporation. All rights reserved.

Confirming FY 16 Guidance

Revenue: $64.4M —$65.6M

GAAP Revenue Growth: 5% —7%

Constant Currency Revenue Growth: 14% —16%

Adjusted EBITDA: $1.9M —$2.3M

Adjusted EBITDA Margin: 3%

$ to Euro = 1.07, Yen to $ = 123

75 © Exa Corporation. All rights reserved.

Preliminary FY 2017 Guidance

GAAP Revenue Growth: 11%—15%

Constant currency Revenue Growth: 13%—17%

Total Revenue: $72 75M

Adj. EBITDA: 6% to 8%

$ to Euro = 1.07

Yen to $ = 123

Moderating investment in growth Selective sales capacity increases

Continued shifting resources to driving license deployment R & D focus on product enhancements and deployment initiatives

76 © Exa Corporation. All rights reserved.

Target Financial Model Framework

Current Assumptions

Continued mixed global economy

More moderate rate of investment to support top line growth

Continued resource investment from project delivery to license sales support

Scale and Cost Structure Management = ~1/3 margin leverage

License / Project Revenue Mix, Productivity & Efficiency = ~2/3 margin leverage

77 © Exa Corporation. All rights reserved.

Target Financial Model

Note: Target Model assumes ~ 10 points of reconciling items between GAAP Operating Income and Adjusted EBITDA.

These items will be impacted by business conditions, timing and external factors like the Company’s stock price which will impact the cost of Stock Based Compensation.

78 © Exa Corporation. All rights reserved.

Target Model Execution Path

Revenue Mix:

Faster license growth due to deployment initiatives, pre-sales resources

Expanding project capacity but slower growth rate than license

Gross Margin:

Scale, fewer project delivery resources, resources shifted to

S&M for license pre-sales support

Sales & Marketing:

Increase in pre-sales support to drive license revenue

Expanding sales capacity

Higher marketing program investment

R & D:

Scale, process improvement, off shore resources

G & A:

Scale, cost initiatives

79 © Exa Corporation. All rights reserved.

Summary

Strong and expanding market opportunity Significant deployment expansion runway Competitive technical advantage Strong customer base Extended market reach via ExaCLOUD License growth momentum Considerable margin expansion opportunity

80 © Exa Corporation. All rights reserved.

Key Messages

Large addressable market … Proven technology and

only fractionally penetrated solutions

Strong and consistent Clear visibility to profitability

execution and continued top line growth

© Exa Corporation. All rights reserved.

Agenda

12:30 1:30 Registration, Lunch, Product Demonstrations

1:30 2:20 Welcome and Market Opportunity, Steve Remondi, CEO

Company Mission and Execution

Addressable Market Opportunity

Exa Deployment and Penetration

2:20 2:40

Customer Perspective: Jaguar Land Rover

Mark Stanton, JLR Director of Vehicle Engineering (via video)

Jean-Paul Roux, Exa SVP European Operations

2:40 3:00 Product Strategy Customer Alignment, Steve Remondi, CEO

Applications and Automation

Cloud Enabling Quick Adoption and Collaboration

3:00 3:30 Break

3:30 4:15 Financial Update, Rick Gilbody, CFO

The Path to Profitability and Continued Revenue Growth

Guidance FY 16 and FY 17

Target Model

© Exa Corporation. All rights reserved.

Appendix

© Exa Corporation. All rights reserved.

History of Consistent Revenue Growth

61.4

54.5

48.9

45.9

37.9

35.6

34.1

28.0

20.3

16.3

12.8

FY’ 05 FY’ 06 FY’ 07 FY’ 08 FY’ 09 FY’ 10 FY’ 11 FY’ 12 FY’ 13 FY’ 14 FY’ 15

Revenue ($M)

Note: We changed from a December 31 calendar year-end to a January 31st fiscal year-end at the end of December 2006.

84 © Exa Corporation. All rights reserved.

Geographic Diversification

NA 25%

Europe 48%

Asia 27%

Note: Data as of FY 2015

85 © Exa Corporation. All rights reserved.

Historical Financial Details

(in millions) FY 11 FY 12 FY 13 FY 14 FY 15 1Q FY16 2Q FY16 3Q FY16 YTD FY16

Revenue

License $ 30.6 $ 38.8 $ 41.2 $ 44.6 $ 49.7 $ 12.3 $ 13.0 $ 14.0 $ 39.2

Project 7.3 7.1 7.7 9.9 11.7 2.5 2.5 3.0 8.0

Total Revenue $ 37.9 $ 45.9 $ 48.9 $ 54.5 $ 61.4 $ 14.8 $ 15.5 $ 17.0 $ 47.2

Revenue Growth (vs. same period of prior year) 6% 21% 6% 12% 13% 7% 4% 6% 6%

Revenue Growth at Constant Currency (at prior period fx rates) 18% 15% 14% 16%

Operating Expenses

Cost of Revenues $ 9.9 $ 12.1 $ 14.1 $ 16.0 $ 18.9 $ 4.6 $ 4.8 $ 5.1 $ 14.5

Sales & Marketing 6.1 6.2 7.1 9.5 10.7 2.5 2.4 2.3 7.3

Research & Development 12.8 14.5 16.7 18.2 21.8 6.2 6.0 6.2 18.3

General & Administrative 6.0 8.1 9.0 10.9 12.5 3.3 3.1 3.5 9.8

Total Operating Expenses $ 34.8 $ 40.9 $ 46.9 $ 54.6 $ 63.9 $ 16.6 $ 16.3 $ 17.1 $ 49.9

Adj. EBITDA* $ 4.8 $ 7.2 $ 4.9 $ 3.3 $ 2.7 $ (0.4) $ 0.5 $ 1.5 $ 1.5

Adj. EBITDA % 13% 16% 10% 6% 4% -3% 3% 9% 3%

* See Appendix

*See Appendix

86 © Exa Corporation. All rights reserved.

Adjusted EBITDA

– Definitions and Reconciliations

Adjusted EBITDA Reconciliation

(In thousands)	Fiscal Year Ended January 31, 2011	2012	2013	2014	2015	Three Months Ended April 30, 2015	July 31, 2015	October 31, 2015	Nine Months Ended October 31, 2015
Net income (loss)	$ 691	$ 14,138	$ 763	$ (709)	$(19,157)	$(1,888)	$(1,195)	$ (433)	$ (3,516)
Depreciation and amortization	1,356	1,502	2,009	2,185	2,917	750	778	959	2,487
Interest expense, net	1,411	1,284	1,631	679	330	62	52	57	171
Loss on extinguishment of debt	0	0	0	755	0	0	0	0	0
Other (income) expense	(10)	213	(529)	(10)	(7)	0	0	(6)	(6)
Foreign exchange loss (gain)	198	106	(17)	83	(344)	52	171	(51)	172
Provision (benefit) for income tax	826	(10,706)	112	(920)	16,731	(26)	154	344	472
EBITDA	4,472	6,537	3,969	2,063	470	(1,050)	(40)	870	(220)
Non-cash, share based compensation expense	281	636	924	1,210	2,230	614	491	661	1,766
Adjusted EBITDA	**$ 4,753**	**$ 7,173**	**$ 4,893**	**$ 3,273**	**$ 2,700**	**$ (436)**	**$ 451**	**$ 1,531**	**$ 1,546**

Note: To supplement our consolidated financial statements, which are presented on a GAAP basis, we disclose Adjusted EBITDA, a non-GAAP measure that excludes certain amounts. This non-GAAP measure is not in accordance with, or an alternative for, generally accepted accounting principles in the United States. The GAAP measure most comparable to Adjusted EBITDA is GAAP net (loss) income. A reconciliation of this non-GAAP financial measure to the corresponding GAAP measure is included above.

We define EBITDA as net (loss) income, excluding depreciation and amortization, interest expense, loss on extinguishment of debt, other income (expense), foreign exchange gain (loss) and provision for income taxes. We define Adjusted EBITDA as EBITDA, excluding non-cash share-based compensation expense.

Exa

87
© Exa Corporation. All rights reserved.